Restricted Funds	12 Months Ended
Jul. 31, 2022
Disclosure Of Restricted Cash [Abstract]
Restricted Funds

6. Restricted Funds

	July 31, 2022	July 31, 2021
	$	$
Letters of credit, collateral and guarantees for purchases	2,230	2,552
Restricted cash under terms of the Senior Secured Convertible Note (Note 19)	-	99,696
Cash restricted in captive insurance subsidiary	29,994	29,998
Total	32,224	132,246

The Company’s restricted cash had been held for the settlement of the senior note payable, acquired from the business acquisition of Zenabis (Note 22), as contractually obligated under the terms of the senior secured convertible note (Note 19). On July 12, 2022, under the Senior secured convertible notes amending agreement (Note 19), the restricted cash under the terms of the Senior secured convertible note were unrestricted and made available for operational use upon the notes. On September 1, 2022, the Company unrestricted the cash previously held in the captive insurance subsidiary.